EXHIBIT 32.1

      CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Circle Group Holdings, Inc. on Form 10-QSB for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Gregory J. Halpern, Chief Executive Officer of the Circle Group Holdings, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Circle Group Holdings, Inc.

Dated:  November 14, 2005
                                    By  /s/ Gregory J. Halpern
                                        ----------------------
                                        Gregory J. Halpern
                                        Chairman of the Board, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)